UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-21910

 Claymore Exchange-Traded Fund Trust 2
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code:               (312) 827-0100
Date of fiscal year end:  August 31

Date of reporting period:  September 1, 2013 - February 28, 2014

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM
. . . YOUR ROAD TO THE LATEST, MOST UP-TO-DATE INFORMATION

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com, you will find:

•	Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Guggenheim Funds Distributors, LLC is constantly updating and expanding shareholder information services on each Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

Contents

Dear Shareholder	3

Economic and Market Overview	4

Management Discussion of Fund Performance	6

Fund Summary & Performance	11

Overview of Fund Expenses	15

Portfolio of Investments	16

Statement of Assets and Liabilities	25

Statement of Operations	26

Statements of Changes in Net Assets	28

Financial Highlights	30

Notes to Financial Statements	34

Supplemental Information	41

Trust Information	43

About the Trust Adviser	Back Cover

February 28, 2014

DEAR SHAREHOLDER

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) is pleased to present the semiannual shareholder report for several of our exchange-traded funds (“ETFs” or “Funds”). This report covers performance of the Funds for the semiannual fiscal period ended February 28, 2014.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

Guggenheim Funds Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.

To learn more about economic and market conditions over the last year and the objective and performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 6.

Sincerely,

Donald Cacciapaglia
Trustee and Chief Executive Officer
Claymore Exchange-Traded Fund Trust 2

March 31, 2014

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW	February 28, 2014

Investment markets rallied through most of the six months ended February 28, 2014, on the strength of an improving U.S. economy and continuing U.S. central bank easing. However, the start of tapering, an emerging-market selloff and Ukraine tensions combined with a harsh U.S. winter to keep investors unsure about the durability of economic expansion.

Positive contributors to the outlook were bright spots in employment and housing. Private sector employment has been adding jobs at a pace of about 190,000 a month for two years, materially higher than the previous recession, while underlying fundamentals for housing remain strong, helped by low inventory and historically high home affordability measures. By contrast, fears of slower growth were fanned in early 2014 by weather-related bad news, including weak readings on retail sales, industrial production, job creation and mortgage applications. Nonetheless, these measures appeared unlikely to spur the Fed to modify its course on tapering, and the arrival of better spring weather was expected to return the U.S. economy to its improving trend.

The global economic picture indicates that recovery is taking hold in Europe, while Asia is facing rising uncertainties. Europe seems to be on more solid economic footing, with data suggesting growth has improved in the core and even more so in peripheral countries. Japan’s economic growth is slowing, but should regain momentum after the Bank of Japan implements more monetary accommodation. China’s economy, while facing a number of structural challenges, should begin to stabilize as policymakers take actions to prevent a hard landing.

Global central banks continue to flood markets with abundant liquidity, and a synchronous global expansion is taking hold, creating a positive environment for risk assets. U.S. equities continue to benefit from ongoing accommodative Fed policies and solid economic fundamentals. Credit spreads and equity prices are very highly correlated, and although spreads remain below historical averages, they continue to tighten as equity prices increase.

For the six months ended February 28, 2014, the Standard & Poor’s 500® (“S&P 500”) Index returned 15.07%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index returned 15.01%. The return of the MSCI Emerging Markets Index was 4.77%.

In the bond market, the Barclays U.S. Aggregate Bond Index posted a 2.84% return for the period, while the Barclays U.S. Corporate High Yield Index returned 7.48%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index was 0.03% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

February 28, 2014

Index Definitions
All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.

The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”).

The Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

The Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The Dow Jones Global Utilities Index includes those companies in the Dow Jones Global Index associated with generating and distributing electricity through the burning of fossil fuels such as coal, petroleum and natural gas, and through nuclear energy; alternative electricity companies generating and distributing electricity from a renewable source; distributors of gas to end users; and multi-utility and water companies.

The MSCI China Index is a capitalization-weighted index that measures the performance of large- and mid-cap securities in the Chinese equity markets and includes representation across China H shares, B shares, Red chips and P chips.

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East.

The Standard and Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.

Industry Sectors
Comments about industry sectors in these fund commentaries are based on Bloomberg industry classifications.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 5

MANAGEMENT DISCUSSION OF FUND PERFORMANCE	February 28, 2014

YAO Guggenheim China All-Cap ETF

Fund Overview
The Guggenheim China All-Cap ETF, NYSE Arca ticker: YAO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China All Cap Index (the “Index”).

The Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies based in mainland China. The Index was created by AlphaShares, LLC (“AlphaShares”) and is maintained by Standard & Poor’s. The Index includes equity securities of companies of all capitalizations, as defined by AlphaShares, subject to certain minimum capitalization requirements. The Fund will invest at least 80% of its total assets in common stock, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index and depositary receipts or shares representing common stocks included in the Index (or underlying securities representing ADRs, ADSs, GDRs and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2014.

On a market price basis, the Fund generated a total return of 6.27%, which included an increase in market price over the period to $25.57 as of February 28, 2014, from $24.49 as of August 31, 2013. On an NAV basis, the Fund generated a total return of 6.85%, which included an increase in NAV over the period to $25.85 as of February 28, 2014, from $24.63 as of August 31, 2013. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and Chinese market comparison purposes, the Index returned 7.21% and the MSCI China Index returned 4.62% for the same period.

The Fund made an annual income distribution of $0.4860 per share on December 31, 2013, to shareholders of record on December 27, 2013.

Performance Attribution
For the six-month period ended February 28, 2014, the communications sector contributed most to the Fund’s return, followed by the consumer, non-cyclical sector. The financial sector was the only detractor from return.

Positions that contributed most to the Fund’s return included Tencent Holdings Ltd., which provides internet, mobile and telecommunication value-added services in China; Baidu, Inc. ADR, a Chinese-language Internet search provider; and China Petroleum & Chemical Corp. (6.9%, 5.2% and 2.8%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most from the Fund’s return included CNOOC Ltd., a producer of oil and natural gas; China Mobile Ltd., a provider of cellular telecommunications and related services in China; and Industrial & Commercial Bank of China Ltd., a provider of personal and commercial banking services throughout China (3.3%, 4.7% and 4.5%, respectively, of the Fund’s long-term investments at period end).

6 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	February 28, 2014

CQQQ Guggenheim China Technology ETF

Fund Overview
The Guggenheim China Technology ETF, NYSE Arca ticker: CQQQ (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Technology Index (the “Index”).

The Index is designed to measure and monitor the performance of the universe of publicly-traded companies which are based in mainland China, Hong Kong or Macau, are in the Information Technology Sector, as defined by Standard & Poor’s Global Industry Classification Standard, and are open to foreign investment. The Index was created by AlphaShares, LLC (“AlphaShares”) and is maintained by Standard & Poor’s. The Index includes equity securities of companies of all categories of market capitalizations, as defined by AlphaShares (subject to certain minimum capitalization requirements.)

The Index may include Hong Kong-listed securities, including China H-shares and Red Chips. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. Red Chip shares are issued by companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. The Index may also include N-shares, which are issued by companies based in mainland China and listed on the NYSE Arca, Inc. or NASDAQ Stock Market. The Index does not include China A-Shares (which are subject to substantial restrictions on foreign investment) or China B-Shares (which offer a generally smaller market and limited liquidity), each of which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

The Fund will invest at least 80% of its total assets in common stock, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index and depositary receipts or shares representing common stocks included in the Index (or underlying securities representing ADRs, ADSs, GDRs and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2014.

On a market price basis, the Fund generated a total return of 27.01%, which included an increase in market price over the period to $37.29 as of February 28, 2014, from $29.59 as of August 31, 2013. On an NAV basis, the Fund generated a total return of 27.50%, which included an increase in NAV over the period to $37.38 as of February 28, 2014, from $29.55 as of August 31, 2013. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and broad Chinese market comparison purposes, the Index returned 27.50% and the MSCI China Index returned 4.62% for the same period.

The Fund made an annual income distribution of $0.2760 per share on December 31, 2013, to shareholders of record on December 27, 2013.

Performance Attribution
For the six-month period ended February 28, 2014, the communications sector contributed most to the Fund’s return, followed by the technology sector. The consumer, non-cyclical and the consumer, cyclical sectors were the only sectors to detract from the Fund’s return.

Positions that contributed most to the Fund’s return included Tencent Holdings Ltd., which provides Internet, mobile and telecommunication value-added services in China; Baidu, Inc., ADR, a Chinese-language Internet search provider; and Qihoo 360 Technology Co. Ltd., ADR, an Internet security service provider (12.2%, 8.4% and 9.1%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most from the Fund’s return included Anxin-China Holdings Ltd., a provider of technology security warning systems; SINA Corp., an operator of Chinese-language Internet sites; and Truly International Holdings Ltd., a manufacturer of liquid crystal display products (0.6%, 4.9% and 0.9%, respectively, of the Fund’s long-term investments at period end).

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 7

MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	February 28, 2014

TAN Guggenheim Solar ETF

Fund Overview
The Guggenheim Solar ETF, NYSE Arca ticker: TAN (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the MAC Global Solar Energy Index (the “Index”).

As of February 28, 2014, the Index is comprised of approximately 25 securities selected based on the relative importance of solar power within the company’s business model, as determined by MAC Indexing LLC (the “Index Provider”). As of such date, the median market capitalization of securities included in the Index was $400 million. The Index is designed to track companies within the following business segments of the solar energy industry: companies that produce solar power equipment and products for end users; companies that produce fabrication products (such as the equipment used by solar cell and module producers to manufacture solar power equipment) or services (such as companies specializing in the solar cell manufacturing or the provision of consulting services to solar cell and module producers) for solar power equipment producers; companies that supply raw materials or components to solar power equipment producers or integrators; companies that derive a significant portion of their business (as defined in the Fund prospectus under “Index Methodology”) from solar power system sales, distribution, installation, integration or financing; and companies that specialize in selling electricity derived from solar power. The Index is generally comprised of equity securities, including American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”), traded in developed markets, as defined by the Index Provider. While the equity securities comprising the Index are traded in developed markets, the issuers of such securities may be located in emerging markets. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. The Fund will invest at least 90% of its total assets in common stock, ADRs and GDRs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs and GDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2014.

On a market price basis, the Fund generated a total return of 74.15%, which included an increase in market price over the period to $46.70 as of February 28, 2014, from $27.16 as of August 31, 2013. On an NAV basis, the Fund generated a total return of 73.89%, which included an increase in NAV over the period to $46.75 as of February 28, 2014, from $27.23 as of August 31, 2013. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and broad international market comparison purposes, the Index returned 72.71% and the MSCI World Index returned 14.67% for the same period.

The Fund made an annual income distribution of $0.451 per share on December 31, 2013, to shareholders of record on December 27, 2013.

Performance Attribution
The Fund’s holdings are in the basic materials, energy, industrial and technology sectors. All sectors contributed to return. Technology contributed most to the Fund’s return for the six-month period ended February 28, 2014, while the basic materials sector contributed least to the Fund’s return.

Positions that contributed most to the Fund’s return included Canadian Solar, Inc., a manufacturer of solar module products; SolarCity Corp., which offers solar power energy services; and GT Advanced Technologies, Inc., a provider of crystal growth equipment (5.1%, 7.0% and 5.9%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most from the Fund’s return included STR Holdings, Inc., a provider of encapsulants to the photovoltaic module industry that prior to the period end began a tender offer to purchase shares of its common stock (not held at period end); Comtec Solar Systems Group Ltd., a manufacturer of solar grade silicon ingots and wafers (1.2% of the Fund’s long-term investments at period end); and ReneSola Ltd. ADR, which manufactures solar wafers for integration into photovoltaic cells (2.7% of the Fund’s long-term investments at period end).

8 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	February 28, 2014

CGW Guggenheim S&P Global Water Index ETF

Fund Overview
The Guggenheim S&P Global Water Index ETF, NYSE Arca ticker: CGW (the “Fund”), seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the S&P Global Water Index (the “Index”).

The Index is comprised of approximately 50 equity securities selected, based on investment and other criteria, from a universe of companies listed on global developed market exchanges. Standard & Poor’s Financial Services LLC, a division of McGraw Hill Financial (“S&P”), generally defines “developed markets” as the capital markets of those countries with high levels of per capita income and strict market regulation resulting in greater transparency. The universe of companies includes all companies classified by Standard & Poor’s Global Industry Classifications as being associated (in a manner representing a major component of such companies’ business) with the global demand for water, including water utilities, infrastructure, equipment, instruments and materials. Total market capitalization and float-adjusted market capitalization of securities in the Index must be at least $250 million and $100 million, respectively, at the time of each reconstitution, which includes small-, mid-, and large-capitalization securities as defined by S&P. The companies in the universe are selected using criteria as identified by S&P.

The Fund will invest at least 90% of its total assets in common stock and American depositary receipts (“ADRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2014.

On a market price basis, the Fund generated a total return of 23.03%, which included an increase in market price over the period to $28.94 as of February 28, 2014, from $23.88 as of August 31, 2013. On an NAV basis, the Fund generated a total return of 22.89%, which included an increase in NAV over the period to $28.93 as of February 28, 2014, from $23.90 as of August 31, 2013. At the end of the period, the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index, broad global market and global utilities market comparison purposes, the S&P Global Water Index returned 23.15%, the MSCI World Index returned 14.67% and the Dow Jones Global Utilities Index returned 12.63% for the same period.

The Fund made an annual income distribution of $0.4200 per share on December 31, 2013, to shareholders of record on December 27, 2013.

Performance Attribution
For the six-month period ended February 28, 2014, all sectors contributed to return, with the largest contribution from the industrial sector, followed by the utilities sector. The basic materials sector contributed least.

Positions that contributed most to the Fund’s return included Pentair Ltd., which delivers services related to water and other fluids; Xylem, Inc., a manufacturer of equipment used in water and wastewater applications; and Geberit AG, a Swiss manufacturer and supplier of water supply pipes and fittings, installation systems, drainage and flushing systems for the commercial and residential construction markets (8.0%, 3.6% and 6.1%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most from the Fund’s return included Interchina Holdings Co., which, develops and invests in properties, provides financial services, develops environmental protection operation, and operates infrastructure construction for urbanization; Nuverra Environmental Solutions, Inc., an investment holding company operating in the water industry; and Itron, Inc., a provider of solutions for collecting, communicating, and analyzing electric, gas, and water usage data (0.2%, 0.1% and 0.7%, respectively, of the Fund’s long-term investments at period end).

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 9

February 28, 2014

Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers and Guggenheim Funds Investment Advisors, LLC only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in a Fund, which may cause you to lose money, including the entire principal that you invest. Please refer to the individual ETF prospectus for a more detailed discussion of Fund-specific risks and considerations.

Investment Risk. An investment in a Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. The value of the securities held by each Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by each Fund participate, or factors relating to specific companies in which such Fund invests.

Foreign Investment Risk. A Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of such Fund’s investments or prevent such Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Finally, the value of the currency of the country in which a Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets Risk. Investment in securities of issuers based in developing or “emerging market” countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

Micro-, Small and Medium-Sized Company Risk. Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Micro-cap companies may be newly formed, less developed and there may be less available information about the company.

Replication Management Risk. The Funds are not “actively” managed. Therefore, a Fund would not necessarily sell a security because the stock’s issuer was in financial trouble unless that stock is removed from such Fund’s Index.

Non-Correlation Risk. A Fund’s return may not match the return of such Fund’s index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. A Fund may not be fully invested at times, either as a result of cash flows into such Fund or reserves of cash held by a Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. Certain Funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Concentration Risk. If the Index concentrates in an industry or group of industries the Fund’s investments will be concentrated accordingly. In such event, the value of the Fund’s Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

China Investment Risk (YAO and CQQQ). Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China.

Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and the European Monetary Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Funds’ portfolios. Financial market conditions, as well as various social and political tensions in the U.S. and around the world, have contributed to increased market volatility and may have long-term effects on the U.S. and worldwide financial markets and cause further economic uncertainties or deterioration in the U.S. and worldwide. The Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.

There is no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

In addition to the risks described, there are certain other risks related to investing in the Funds. These risks are described further in the Prospectus and Statement of Additional Information and at guggenheiminvestments.com.

10 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited)	February 28, 2014

YAO Guggenheim China All-Cap ETF

Fund Statistics
Share Price	$25.57
Net Asset Value	$25.85
Premium/Discount to NAV	-1.08%
Net Assets ($000)	$56,875

Total Returns
			Three	Since
(Inception	Six	One	Year	Inception
10/19/09)	Month	Year	(Annualized)	(Annualized)
Guggenheim China All-Cap ETF
NAV	6.85%	4.81%	1.10%	2.73%
Market	6.27%	3.77%	0.55%	2.47%
AlphaShares China
All Cap Index	7.21%	5.56%	1.78%	3.50%
MSCI China Index	4.62%	-0.79%	0.58%	1.47%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.82 per share for share price returns or initial net asset value (NAV) of $24.82 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI China Index is a capitalization-weighted index that measures the performance of large- and mid-cap securities in the Chinese equity markets and includes representation across China H shares, B shares, Red chips and P chips. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating expense ratio of 0.70% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Financial	30.4%
Communications	23.7%
Energy	14.2%
Consumer, Non-cyclical	9.3%
Consumer, Cyclical	7.9%
Industrial	6.3%
Utilities	3.1%
Basic Materials	2.5%
Technology	2.0%
Diversified	0.5%
Total Common Stocks	99.9%
Investments of Collateral for Securities Loaned	4.6%
Total Investments	104.5%
Liabilities in excess of Other Assets	-4.5%
Net Assets	100.0%

% of Common
Top Ten Holdings	Stocks
Tencent Holdings Ltd.	6.9%
Baidu, Inc.	5.2%
China Mobile Ltd.	4.7%
China Construction Bank Corp.	4.6%
Industrial & Commercial Bank of China Ltd.	4.5%
Bank of China Ltd.	3.6%
CNOOC Ltd.	3.3%
China Petroleum & Chemical Corp.	2.8%
PetroChina Co. Ltd.	2.8%
China Life Insurance Co. Ltd.	2.7%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of common stocks. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 11

FUND SUMMARY & PERFORMANCE (Unaudited) continued	February 28, 2014

CQQQ Guggenheim China Technology ETF

Fund Summary
Share Price	$37.29
Net Asset Value	$37.38
Premium/Discount to NAV	-0.24%
Net Assets ($000)	$87,837

Total Returns
			Three	Since
(Inception	Six	One	Year	Inception
12/8/09)	Month	Year	(Annualized)	(Annualized)
Guggenheim China Technology ETF
NAV	27.50%	58.97%	10.84%	11.47%
Market	27.01%	58.51%	10.55%	11.40%
AlphaShares China
Technology
Index	27.50%	59.78%	11.14%	11.80%
MSCI China Index	4.62%	-0.79%	0.58%	0.31%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.06 per share for share price returns or initial net asset value (NAV) of $25.06 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI China Index is a capitalization-weighted index that measures the performance of large- and mid-cap securities in the Chinese equity markets and includes representation across China H shares, B shares, Red chips and P chips. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s total annual operating expense ratio of 0.70% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Communications	58.7%
Technology	22.6%
Industrial	8.3%
Energy	6.2%
Basic Materials	1.7%
Consumer, Cyclical	1.1%
Consumer, Non-cyclical	0.9%
Total Common Stocks	99.5%
Investments of Collateral for Securities Loaned	15.9%
Total Investments	115.4%
Liabilities in excess of Other Assets	-15.4%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
Tencent Holdings Ltd.	12.2%
Qihoo 360 Technology Co. Ltd., ADR	9.1%
Baidu, Inc., ADR	8.4%
Lenovo Group Ltd.	6.4%
SINA Corp.	4.8%
Youku Tudou, Inc., ADR	4.2%
NetEase, Inc., ADR	3.5%
AAC Technologies Holdings, Inc.	3.5%
GCL-Poly Energy Holdings Ltd.	3.4%
Sohu.com, Inc.	3.0%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

12 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	February 28, 2014

TAN Guggenheim Solar ETF

Fund Statistics
Share Price	$46.70
Net Asset Value	$46.75
Premium/Discount to NAV	-0.11%
Net Assets ($000)	$520,222

Total Returns
			Three	Five	Since
(Inception	Six1	One1	Year	Year	Inception
4/15/08)	Month	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim Solar ETF
NAV	73.89%	164.08%	-11.97%	0.95%	-22.46%
Market	74.15%	163.50%	-11.96%	1.00%	-22.48%
MAC Global Solar
Energy
Index	72.71%	160.63%	-15.10%	-1.10%	-23.37%
MSCI World
Index	14.67%	21.68%	9.80%	19.95%	4.75%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

1 Investors should also be aware that these returns were primarily achieved during favorable market conditions and may not be sustainable.

Since inception returns assume a purchase of the Fund at the initial share price of $251.30* per share for share price returns or initial net asset value (NAV) of $251.30* per share for NAV returns. Returns for periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.86%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.73%. There is a contractual fee waiver currently in place for this Fund through December 31, 2016, to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Technology	33.2%
Energy	32.2%
Industrial	30.9%
Basic Materials	3.2%
Total Common Stocks	99.5%
Investments of Collateral for Securities Loaned	36.4%
Total Investments	135.9%
Liabilities in excess of Other Assets	-35.9%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
SolarCity Corp.	7.0%
Renewable Energy Corp. Silicon ASA	6.7%
Meyer Burger Technology AG	5.9%
GT Advanced Technologies, Inc.	5.9%
SunEdison, Inc.	5.9%
GCL-Poly Energy Holdings Ltd.	5.8%
First Solar, Inc.	5.3%
Canadian Solar, Inc.	5.1%
SMA Solar Technology AG	4.8%
REC Solar ASA	4.7%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

* Reflects 1 for 10 reverse stock split that occurred on February 15, 2012.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 13

FUND SUMMARY & PERFORMANCE (Unaudited) continued	February 28, 2014

CGW Guggenheim S&P Global Water Index ETF

Fund Statistics
Share Price	$28.94
Net Asset Value	$28.93
Premium/Discount to NAV	0.03%
Net Assets ($000)	$322,860

Total Returns
			Three	Five	Since
(Inception	Six	One	Year	Year	Inception
5/14/07)	Month	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim S&P Global
Water Index ETF
NAV	22.89%	24.40%	13.89%	21.90%	4.99%
Market	23.03%	24.49%	13.74%	22.18%	4.99%
S&P Global Water
Index	23.15%	24.85%	14.27%	22.33%	5.57%
MSCI World
Index	14.67%	21.68%	9.80%	19.95%	2.91%
Dow Jones Global
Utilities
Index	12.63%	14.58%	1.84%	6.39%	-2.63%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.78 per share for share price returns or initial net asset value (NAV) of $24.78 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The Dow Jones World Utilities Index consists of companies that provide electrical, water, natural gas, and telephone utilities. The index is quoted in USD. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.71%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was 0.64% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.64%. There is a contractual fee waiver currently in place for this Fund through December 31, 2016 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Industrial	57.5%
Utilities	38.3%
Basic Materials	4.0%
Total Common Stocks	99.8%
Exchange Traded Fund	0.1%
Total Long-Term Investments	99.9%
Investments of Collateral for Securities Loaned	2.0%
Total Investments	101.9%
Liabilities in excess of Other Assets	-1.9%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
Pentair Ltd.	8.0%
Geberit AG	6.0%
United Utilities Group PLC	5.9%
American Water Works Co., Inc.	5.2%
Danaher Corp.	4.9%
Severn Trent PLC	4.9%
Veolia Environnement SA	4.5%
Alfa Laval AB	4.3%
Suez Environnement Co.	3.8%
Xylem, Inc.	3.6%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

14 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

OVERVIEW OF FUND EXPENSES (Unaudited)	February 28, 2014

As a shareholder of Guggenheim China All-Cap ETF; Guggenheim China Technology ETF; Guggenheim Solar ETF; and Guggenheim S&P Global Water Index ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended February 28, 2014.

Actual Expense
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized	Expenses
	Beginning	Ending	Expense	Paid
	Account	Account	Ratio for the	During
	Value	Value	Period Ended	Period1
	9/1/13	2/28/14	2/28/14	9/1/13-2/28/14
Guggenheim China All-Cap ETF
Actual	$1,000.00	$1,068.48	0.70%	$3.59
Hypothetical	1,000.00	1,021.32	0.70%	3.51
(5% annual return before expenses)
Guggenheim China Technology ETF
Actual	1,000.00	1,274.99	0.70%	3.95
Hypothetical	1,000.00	1,021.32	0.70%	3.51
(5% annual return before expenses)
Guggenheim Solar ETF 2
Actual	1,000.00	1,738.87	0.70%	4.75
Hypothetical	1,000.00	1,021.32	0.70%	3.51
(5% annual return before expenses)
Guggenheim S&P Global Water Index ETF 2
Actual	1,000.00	1,228.92	0.64%	3.54
Hypothetical	1,000.00	1,021.62	0.64%	3.21
(5% annual return before expenses)

1
Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of average net assets for the six months ended February 28, 2014. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value over the period; then multiplying that result by 181/365.

2	The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.

Assumes all dividends and distributions were reinvested.

Premium/Discount Information
Information about the differences between the daily market price on secondary markets for Shares and the NAV of each Fund can be found at gugggenheiminvestments.com.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 15

PORTFOLIO OF INVESTMENTS (Unaudited)	February 28, 2014

YAO Guggenheim China All-Cap ETF

Number
of Shares	Description	Value
	Common Stocks - 99.9%
	Basic Materials - 2.5%
283,994	Aluminum Corp. of China Ltd.(a) (b)	$101,726
74,000	Angang Steel Co. Ltd.(a) (b)	46,434
121,999	China BlueChemical Ltd.	71,209
62,000	China Hongqiao Group Ltd.	38,585
261,994	China Lumena New Materials Corp.	46,585
94,000	China Molybdenum Co. Ltd.(b)	38,031
273,994	China Precious Metal Resources Holdings Co. Ltd.(b)	36,716
109,000	Citic Pacific Ltd.(a)	157,017
72,000	Dongyue Group Ltd.(a)	26,625
140,999	Huabao International Holdings Ltd.	67,583
118,000	Hunan Nonferrous Metal Corp. Ltd.(b)	35,426
96,999	Jiangxi Copper Co. Ltd.	168,226
47,300	Kingboard Chemical Holdings Ltd.	103,729
150,999	Lee & Man Paper Manufacturing Ltd.	90,276
124,000	Maanshan Iron & Steel(b)	29,079
116,999	Nine Dragons Paper Holdings Ltd.	89,546
243,998	Sinopec Shanghai Petrochemical Co. Ltd.	72,938
62,000	Xingda International Holdings Ltd.	32,434
74,000	Yingde Gases Group Co. Ltd.	66,267
63,000	Zhaojin Mining Industry Co. Ltd.(a)	41,643
417,992	Zijin Mining Group Co. Ltd.(a)	91,019
		1,451,094

	Communications - 23.7%
3,599	21Vianet Group, Inc., ADR(b)	93,538
17,360	Baidu, Inc., ADR(b)	2,967,345
1,293	Bitauto Holdings Ltd., ADR(b)	51,720
165,993	China Communications Services Corp. Ltd.	78,066
280,999	China Mobile Ltd.	2,670,216
981,981	China Telecom Corp. Ltd.	425,130
319,995	China Unicom Hong Kong Ltd.	426,328
9,177	Ctrip.com International Ltd., ADR(b)	495,650
3,821	E-Commerce China Dangdang, Inc., ADR(a) (b)	53,723
7,635	Giant Interactive Group, Inc., ADR	86,886
5,108	NetEase, Inc., ADR	353,320
2,349	Perfect World Co. Ltd., ADR	53,134
5,428	Qihoo 360 Technology Co. Ltd., ADR(b)	595,017
4,733	Sina Corp.(b)	323,406
2,143	Sohu.com, Inc.(a) (b)	182,134
1,153	SouFun Holdings Ltd., ADR	90,833
39,000	TCL Communication Technology Holdings Ltd.	42,914
48,700	Tencent Holdings Ltd.	3,906,140
1,214	Vipshop Holdings Ltd., ADR(b)	159,423
9,092	Youku Tudou, Inc., ADR(b)	301,764
45,440	ZTE Corp.(a) (b)	96,254
		13,452,941

	Consumer, Cyclical - 7.9%
143,999	Air China Ltd.	93,884
38,000	Ajisen China Holdings Ltd.	42,059
54,000	Anta Sports Products Ltd.	83,494
51,500	Baoxin Auto Group Ltd.	42,468
328,993	Belle International Holdings Ltd.	405,675
207,999	Bosideng International Holdings Ltd.	37,252
207,996	Brilliance China Automotive Holdings Ltd.	316,776
36,500	Byd Co. Ltd.(b)	240,792
235,000	China Dongxiang Group Co.	46,630
132,000	China Eastern Airlines Corp. Ltd.(b)	47,963
1,339	China Lodging Group Ltd., ADR(b)	37,706
84,000	China Resources Enterprise Ltd.	236,489
118,000	China Southern Airlines Co. Ltd.	41,051
171,999	China Travel International Investments	35,902
60,500	China ZhengTong Auto Services Holdings Ltd.(b)	33,832
55,000	Dah Chong Hong Holdings Ltd.	34,229
62,000	Digital China Holdings Ltd.	61,592
202,000	Dongfeng Motor Group Co. Ltd.	275,370
344,993	Geely Automobile Holdings Ltd.	129,799
37,000	Golden Eagle Retail Group Ltd.	57,495
753,991	GOME Electrical Appliances Holding Ltd.	126,296
73,500	Great Wall Motor Co. Ltd.	335,251
157,999	Guangzhou Automobile Group Co. Ltd.	146,577
70,000	Haier Electronics Group Co. Ltd.	206,995
141,199	Hengdeli Holdings Ltd.	29,109
30,000	Hisense Kelon Electrical Holdings Co. Ltd.(b)	48,009
1,511	Home Inns & Hotels Management, Inc., ADR(b)	56,617
72,000	Intime Retail Group Co. Ltd.	73,475
64,000	LI Ning Co. Ltd.(a) (b)	49,230
46,000	Minth Group Ltd.	92,106
66,000	Newocean Energy Holdings Ltd.	61,824
97,500	Parkson Retail Group Ltd.	27,135
499,993	REXLot Holdings Ltd.	72,798
46,200	Shanghai Pharmaceuticals Holding Co. Ltd.	120,247
32,999	Shenzhou International Group Holdings Ltd.	115,226
133,999	Skyworth Digital Holdings Ltd.	68,372
74,996	Springland International Holdings Ltd.	31,405
154,999	Sun Art Retail Group Ltd.	176,148
36,400	Weichai Power Co. Ltd.	137,420
161,999	Xinyi Glass Holdings Ltd.(a)	144,026
46,500	Zhongsheng Group Holdings Ltd.	66,745
		4,485,469

	Consumer, Non-cyclical - 9.3%
684	51job, Inc., ADR(b)	51,505
164,000	Anxin-China Holdings Ltd.	35,500
11,000	Biostime International Holdings Ltd.	98,150

See notes to financial statements.
16 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	February 28, 2014

YAO Guggenheim China All-Cap ETF continued

Number
of Shares	Description	Value
	Consumer, Non-cyclical continued
159,999	China Agri-Industries Holdings Ltd.	$68,650
69,000	China Huiyuan Juice Group Ltd.(b)	37,785
76,495	China Medical System Holdings Ltd.	98,267
93,999	China Mengniu Dairy Co. Ltd.	482,043
236,989	China Modern Dairy Holdings Ltd.(a) (b)	116,341
98,000	China Pharmaceutical Group Ltd.	88,390
22,000	China Shineway Pharmaceutical Group Ltd.	34,129
94,000	China Yurun Food Group Ltd.(a) (b)	56,925
535,993	CP Pokphand Co. Ltd.	54,559
16,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd.	51,643
55,001	Hengan International Group Co. Ltd.	597,063
86,000	Jiangsu Expressway Co. Ltd.	109,480
6,227	Mindray Medical International Ltd., ADR(a)	217,571
9,321	New Oriental Education & Technology Group, Inc., ADR	259,497
136,001	Shandong Weigao Group Medical Polymer Co. Ltd.	173,483
20,000	Shanghai Fosun Pharmaceutical Group Co. Ltd.	71,253
82,000	Shenguan Holdings Group Ltd.(a)	34,233
60,749	Shenzhen International Holdings Ltd.	79,214
169,994	Sihuan Pharmaceutical Holdings Group Ltd.	205,674
199,995	Sino Biopharmaceutical	185,795
62,401	Sinopharm Group Co. Ltd.	173,268
2,424	TAL Education Group, ADR(b)	57,497
135,999	Tingyi Cayman Islands Holding Corp.	381,131
21,000	Tong Ren Tang Technologies Co. Ltd.	73,463
22,000	Tsingtao Brewery Co. Ltd.	165,403
77,000	Uni-President China Holdings Ltd.(a)	76,890
39,000	Vinda International Holdings Ltd.	62,110
486,993	Want Want China Holdings Ltd.	740,431
37,000	Wumart Stores, Inc.	43,812
5,040	WuXi PharmaTech Cayman, Inc., ADR(b)	193,839
99,999	Zhejiang Expressway Co. Ltd.	87,745
		5,262,739

	Diversified - 0.5%
84,000	China Merchants Holdings International Co. Ltd.	298,181

	Energy - 14.2%
68,000	Anton Oilfield Services Group	46,963
118,000	Beijing Jingneng Clean Energy Co. Ltd.	71,307
289,993	China Coal Energy Co. Ltd.(a)	148,340
175,999	China Gas Holdings Ltd.	276,208
206,998	China Longyuan Power Group Corp.	246,977
129,999	China Oilfield Services Ltd.	352,591
1,807,183	China Petroleum & Chemical Corp.	1,604,356
240,996	China Shenhua Energy Co. Ltd.	655,197
95,000	China Suntien Green Energy Corp. Ltd.	40,272
40,000	CIMC Enric Holdings Ltd.	61,538
1,139,990	CNOOC Ltd.	1,868,391
535,995	GCL-Poly Energy Holdings Ltd.(b)	201,662
45,000	Hilong Holding Ltd.	33,050
217,994	Kunlun Energy Co. Ltd.(a)	389,303
1,495,986	PetroChina Co. Ltd.	1,576,741
236,000	Shougang Fushan Resources Group Ltd.(a)	62,641
82,500	Sinopec Engineering Group Co. Ltd.	102,898
72,000	Sinopec Kantons Holdings Ltd.	78,855
64,000	SPT Energy Group, Inc.	36,943
5,263	Trina Solar Ltd., ADR(a) (b)	84,366
273,994	United Energy Group Ltd.(b)	44,130
137,999	Yanzhou Coal Mining Co. Ltd.(a)	99,040
		8,081,769

	Financial - 30.4%
90,000	Agile Property Holdings Ltd.	76,884
1,694,982	Agricultural Bank of China Ltd.	718,523
4,859,965	Bank of China Ltd.	2,041,410
567,993	Bank of Communications Co. Ltd.	364,462
557,993	China Citic Bank Corp. Ltd.	299,809
3,825,978	China Construction Bank Corp.	2,627,539
64,000	China Everbright Ltd.	84,442
527,995	China Life Insurance Co. Ltd.	1,544,312
324,493	China Merchants Bank Co. Ltd.	569,458
379,992	China Minsheng Banking Corp. Ltd.	377,982
55,000	China Overseas Grand Oceans Group Ltd.	39,331
271,995	China Overseas Land & Investment Ltd.	730,712
137,400	China Pacific Insurance Group Co. Ltd.	471,806
131,999	China Resources Land Ltd.	298,658
162,000	China South City Holdings Ltd.	81,198
64,800	China Taiping Insurance Holdings Co. Ltd.(b)	108,375
176,994	Chongqing Rural Commercial Bank	73,890
59,501	CITIC Securities Co. Ltd.	123,433
120,000	COSCO Pacific Ltd.	160,803
483,873	Country Garden Holdings Co. Ltd.	250,632
4,623	E-House China Holdings Ltd., ADR	57,880
419,994	Evergrande Real Estate Group Ltd.(a)	179,123
105,000	Far East Horizon Ltd.	75,763
185,998	Franshion Properties China Ltd.	57,757
176,996	Glorious Property Holdings Ltd.(b)	26,455
29,500	Greentown China Holdings Ltd.	38,618
71,600	Guangzhou R&F Properties Co. Ltd.	97,053
99,200	Haitong Securities Co. Ltd.	132,419
58,000	Hopson Development Holdings Ltd.(b)	54,031
4,296,973	Industrial & Commercial Bank of China Ltd.	2,574,513
131,999	Kaisa Group Holdings Ltd.(b)	44,731
90,499	KWG Property Holding Ltd.	45,826
83,999	Longfor Properties Co. Ltd.	115,808

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 17

PORTFOLIO OF INVESTMENTS (Unaudited) continued	February 28, 2014

YAO Guggenheim China All-Cap ETF continued

Number
of Shares	Description	Value
	Financial continued
35,100	New China Life Insurance Co. Ltd.(b)	$111,029
510,000	People’s Insurance Co. Group of China Ltd.	220,138
299,995	PICC Property & Casualty Co. Ltd.	409,732
136,000	Ping An Insurance Group Co. of China Ltd.	1,104,851
136,999	Poly Property Group Co. Ltd.	62,665
763,991	Renhe Commercial Holdings Co. Ltd.(b)	38,391
34,000	Shanghai Industrial Holdings Ltd.	115,874
149,999	Shenzhen Investment Ltd.	50,251
88,499	Shimao Property Holdings Ltd.	177,886
261,993	Shui On Land Ltd.	72,241
277,993	Sino-Ocean Land Holdings Ltd.	147,574
113,999	SOHO China Ltd.	86,369
123,000	Sunac China Holdings Ltd.	65,137
38,000	Yanlord Land Group Ltd. (Singapore)	33,599
361,992	Yuexiu Property Co. Ltd.	74,627
		17,314,000

	Industrial - 6.3%
51,482	AAC Technologies Holdings, Inc.(a)	233,163
92,000	Anhui Conch Cement Co. Ltd.	335,470
171,999	AviChina Industry & Technology Co. Ltd.	104,825
84,500	BBMG Corp.	62,931
102,000	Beijing Capital International Airport Co. Ltd.	77,278
312,993	China Communications Construction Co. Ltd.	218,581
186,499	China COSCO Holdings Co. Ltd.(a) (b)	80,261
180,999	China Everbright International Ltd.	264,932
88,000	China High Speed Transmission Equipment Group Co. Ltd.(b)	65,311
42,500	China International Marine Containers Group Co. Ltd.	103,717
66,000	China Lesso Group Holdings Ltd.	39,629
51,000	China Machinery Engineering Corp.	37,259
205,998	China National Building Material Co. Ltd.	196,415
121,999	China Railway Construction Corp. Ltd.	101,233
269,993	China Railway Group Ltd.	117,236
126,000	China Resources Cement Holdings Ltd.	93,188
236,494	China Rongsheng Heavy Industries Group Holdings Ltd.(a) (b)	46,622
122,999	China Shanshui Cement Group Ltd.	43,424
270,994	China Shipping Container Lines Co. Ltd.(a) (b)	67,041
94,000	China Shipping Development Co. Ltd.(b)	61,164
119,999	China State Construction International Holdings Ltd.(a)	205,641
101,599	China Zhongwang Holdings Ltd.(b)	30,371
127,999	CSR Corp. Ltd.	96,316
24,600	Dongfang Electric Corp. Ltd.(a)	39,367
102,000	Guangshen Railway Co. Ltd.	46,262
45,000	Haitian International Holdings Ltd.	97,294
50,000	Harbin Electric Co. Ltd.	31,439
78,000	Kingboard Laminates Holdings Ltd.	29,648
136,999	Lonking Holdings Ltd.(b)	27,184
195,999	Metallurgical Corp. of China Ltd.(b)	33,083
133,999	NVC Lighting Holdings Ltd.	36,948
195,998	Shanghai Electric Group Co. Ltd.	66,923
80,000	SITC International Holdings Co. Ltd.	36,387
45,000	Sunny Optical Technology Group Co. Ltd.(a)	42,791
200,000	Yangzijiang Shipbuilding Holdings Ltd. (Singapore)	179,206
7,916	Yingli Green Energy Holding Co. Ltd., ADR(a) (b)	48,921
34,999	Zhuzhou CSR Times Electric Co. Ltd.	110,935
103,399	Zoomlion Heavy Industry Science and Technology Co. Ltd.(a)	77,139
		3,585,535

	Technology - 2.0%
1,008,000	Hanergy Solar Group Ltd.(b)	140,270
60,000	Ju Teng International Holdings Ltd.	45,767
54,000	Kingsoft Corp. Ltd.(a)	183,686
447,995	Lenovo Group Ltd.	477,951
17,500	NetDragon Websoft, Inc.	37,566
5,346	Pactera Technology International Ltd., ADR(b)	38,491
1,593,983	Semiconductor Manufacturing International Corp.(b)	137,606
67,000	Travelsky Technology Ltd.	67,595
		1,128,932

	Utilities - 3.1%
36,500	Beijing Enterprises Holdings Ltd.	349,901
277,993	Beijing Enterprises Water Group Ltd.(a)	199,153
299,993	China Oil & Gas Group Ltd.	53,342
169,999	China Power International Development Ltd.(a)	56,513
58,000	China Resources Gas Group Ltd.	204,019
125,999	China Resources Power Holdings Co. Ltd.	304,240
231,996	Datang International Power Generation Co. Ltd.	93,264
175,998	Guangdong Investment Ltd.	184,138
100,000	Huadian Power International Co.	42,520
223,994	Huaneng Power International, Inc.	200,009
219,992	Huaneng Renewables Corp. Ltd.	96,092
		1,783,191

	Total Common Stocks - 99.9%
	(Cost $57,626,185)	56,843,851

	Investments of Collateral for Securities Loaned - 4.6%
2,607,528	BNY Mellon Securities Lending Overnight Fund, 0.1057%(c) (d)
	(Cost $2,607,528)	2,607,528

	Total Investments - 104.5%
	(Cost $60,233,713)	59,451,379
	Liabilities in excess of Other Assets - (4.5%)	(2,576,686)
	Net Assets - 100.0%	$56,874,693

See notes to financial statements.
18 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	February 28, 2014

ADR - American Depositary Receipt

(a)	Security, or portion thereof, was on loan at February 28, 2014.

(b)	Non-income producing security.

(c)
At February 28, 2014, the total market value of the Fund’s securities on loan was $2,436,208 and the total market value of the collateral held by the Fund was $2,615,799, consisting of cash collateral of $2,607,528 and U.S. Government and Agency securities valued at $8,271.

(d)	Interest rate shown reflects yield as of February 28, 2014.

Securities are classified by sectors that represent broad groupings of related industries.

% of Long-Term
Country Breakdown	Investments
China	99.7%
Singapore	0.3%

% of Long-Term
Currency Denomination	Investments
Hong Kong Dollar	87.5%
United States Dollar	12.1%
Singapore Dollar	0.4%
Subject to change daily.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 19

PORTFOLIO OF INVESTMENTS (Unaudited) continued	February 28, 2014

CQQQ Guggenheim China Technology ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.5%
	Common Stocks - 99.5%
	Basic Materials - 1.7%
700,316	Kingboard Chemical Holdings Ltd.	$1,535,794

	Communications - 58.7%
52,488	21Vianet Group, Inc., ADR(a)	1,364,163
42,743	Baidu, Inc., ADR(a)	7,306,061
18,988	Bitauto Holdings Ltd., ADR(a)	759,520
620,000	BYD Electronic International Co. Ltd.	360,286
778,029	China All Access Holdings Ltd.	331,821
4,648,000	China Public Procurement Ltd.(a)	269,500
855,526	Comba Telecom Systems Holdings Ltd.(b)	286,606
1,312,038	Coolpad Group Ltd.	880,772
316,003	DBA Telecommunication Asia Holdings Ltd.(a) (c) (d)	26,059
111,341	Giant Interactive Group, Inc., ADR	1,267,061
44,637	NetEase, Inc., ADR	3,087,541
34,507	Perfect World Co. Ltd., ADR	780,548
33,078	Phoenix New Media Ltd., ADR(a) (b)	356,581
72,227	Qihoo 360 Technology Co. Ltd., ADR(a)	7,917,524
126,552	Renren, Inc., ADR(a) (b)	456,853
62,037	SINA Corp.(a)	4,238,988
30,889	Sohu.com, Inc.(a)	2,625,256
16,799	SouFun Holdings Ltd., ADR	1,323,425
598,016	TCL Communication Technology Holdings Ltd.	658,037
133,103	Tencent Holdings Ltd.	10,675,955
3,044,000	VODone Ltd.(b)	470,658
110,611	Youku Tudou, Inc., ADR(a)	3,671,179
14,173	YY, Inc., ADR(a)	1,067,085
651,019	ZTE Corp.	1,379,034
		51,560,513

	Consumer, Cyclical - 1.1%
939,033	Digital China Holdings Ltd.	932,856

	Consumer, Non-cyclical - 0.9%
2,504,054	Anxin-China Holdings Ltd.	542,042
48,779	iSoftStone Holdings Ltd., ADR(a) (b)	248,285
		790,327

	Energy - 6.2%
7,845,163	GCL-Poly Energy Holdings Ltd.(a) (b)	2,951,647
31,535	JA Solar Holdings Co. Ltd., ADR(a)	323,549
20,360	JinkoSolar Holding Co. Ltd., ADR(a) (b)	666,179
76,358	ReneSola Ltd., ADR(a) (b)	290,924
76,757	Trina Solar Ltd., ADR(a) (b)	1,230,415
		5,462,714

	Industrial - 8.3%
680,006	AAC Technologies Holdings, Inc.(b)	3,079,765
1,986,054	China Aerospace International Holdings Ltd.	209,838
578,000	China High Precision Automation Group Ltd.(c) (d)	38,280
1,866,048	Hi Sun Technology China Ltd.(a)	603,498
1,120,033	Kingboard Laminates Holdings Ltd.	425,728
662,000	Sunny Optical Technology Group Co. Ltd.(b)	629,497
934,005	Tech Pro Technology Development Ltd.(a)	471,753
1,470,037	Truly International Holdings Ltd.(b)	795,531
466,014	Wasion Group Holdings Ltd.	274,407
116,249	Yingli Green Energy Holding Co. Ltd., ADR(a) (b)	718,419
		7,246,716

	Technology - 22.6%
27,294	AutoNavi Holdings Ltd., ADR(a)	567,988
11,225	Changyou.com Ltd., ADR(a) (b)	328,219
1,066,000	China ITS Holdings Co. Ltd.	233,499
1,162,008	Chinasoft International Ltd.(a)	353,346
14,728,262	Hanergy Solar Group Ltd.(a) (b)	2,049,532
914,030	Ju Teng International Holdings Ltd.	697,207
1,502,040	Kingdee International Software Group Co. Ltd.	545,771
769,022	Kingsoft Corp. Ltd.(b)	2,615,907
5,252,081	Lenovo Group Ltd.	5,603,266
267,012	NetDragon Websoft, Inc.(b)	573,172
31,353	NQ Mobile, Inc., ADR(a) (b)	608,562
78,504	Pactera Technology International Ltd., ADR(a)	565,229
613,000	PAX Global Technology Ltd.(a)	281,974
25,889	RDA Microelectronics, Inc., ADR	467,555
23,239,375	Semiconductor Manufacturing International Corp.(a) (b)	2,006,221
68,069	Shanda Games Ltd., ADR(a) (b)	450,617
842,000	Shunfeng Photovoltaic International Ltd.(a)	759,433
912,031	TPV Technology Ltd.	195,073
970,032	Travelsky Technology Ltd.	978,650
		19,881,221

	Total Common Stocks - 99.5%
	(Cost $70,276,554)	87,410,141

	Investments of Collateral for Securities Loaned - 15.9%
13,953,237	BNY Mellon Securities Lending Overnight Fund, 0.1057%(e) (f)
	(Cost $13,953,237)	13,953,237

	Total Investments - 115.4%
	(Cost $84,229,791)	101,363,378
	Liabilities in excess of Other Assets - (15.4%)	(13,526,795)
	Net Assets - 100.0%	$87,836,583

See notes to financial statements.
20 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	February 28, 2014

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at February 28, 2014.

(c)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $64,339 which represents 0.1% of net assets.

(d)	Illiquid security.

(e)	At February 28, 2014, the total market value of the Fund’s securities on loan was $13,146,306 and the total market value of the collateral held by the Fund was $13,953,237.

(f)	Interest rate shown reflects yield as of February 28, 2014.

Securities are classified by sectors that represent broad groupings of related industries.

% of Long-Term
Country Breakdown	Investments
China	100.0%

% of Long-Term
Currency Denomination	Investments
Hong Kong Dollar	51.2%
United States Dollar	48.8%
Subject to change daily.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 21

PORTFOLIO OF INVESTMENTS (Unaudited) continued	February 28, 2014

TAN Guggenheim Solar ETF

Number
of Shares	Description	Value
	Common Stocks - 99.5%
	Bermuda - 6.8%
13,081,245	China Singyes Solar Technologies Holdings Ltd.(a)	$15,894,259
138,417,069	Hanergy Solar Group Ltd.(a) (b)	19,261,625
		35,155,884

	British Virgin Islands - 2.7%
3,697,619	ReneSola Ltd., ADR(a) (b)	14,087,928

	Canada - 6.9%
2,698,418	5n Plus, Inc.(b)	9,555,805
631,685	Canadian Solar, Inc.(a) (b)	26,429,701
		35,985,506

	Cayman Islands - 28.6%
34,372,000	Comtec Solar Systems Group Ltd.(a) (b)	6,466,022
156,371	Daqo New Energy Corp., ADR(a) (b)	7,146,155
80,428,348	GCL-Poly Energy Holdings Ltd.(a) (b)	30,260,181
2,193,961	Hanwha SolarOne Co. Ltd., ADR(a) (b)	6,691,581
1,532,870	JA Solar Holdings Co. Ltd., ADR(a) (b)	15,727,246
589,533	JinkoSolar Holding Co. Ltd., ADR(a) (b)	19,289,520
19,850,000	Shunfeng Photovoltaic International Ltd.(b)	17,903,505
1,431,677	Trina Solar Ltd., ADR(a) (b)	22,949,782
3,641,519	Yingli Green Energy Holding Co. Ltd., ADR(a) (b)	22,504,587
		148,938,579
	Germany - 4.8%
416,531	SMA Solar Technology AG(a)	24,970,551

	Norway - 11.3%
46,338,423	Renewable Energy Corp. Silicon ASA(b)	34,543,048
1,220,974	Renewable Energy Corp. Solar ASA(b)	24,150,462
		58,693,510
	Switzerland - 5.9%
1,613,800	Meyer Burger Technology AG(a) (b)	30,506,097

	United States - 32.5%
706,253	Advanced Energy Industries, Inc.(b)	19,379,582
569,988	Enphase Energy, Inc.(a) (b)	4,599,803
479,886	First Solar, Inc.(b)	27,387,094
2,115,494	GT Advanced Technologies, Inc.(a) (b)	30,315,029
424,816	SolarCity Corp.(a) (b)	36,092,368
1,650,539	SunEdison, Inc.(b)	30,303,896
637,477	SunPower Corp.(a) (b)	21,119,613
		169,197,385

	Total Common Stocks - 99.5%
	(Cost $400,781,885)	517,535,440

	Investments of Collateral for Securities Loaned - 36.4%
189,254,214	BNY Mellon Securities Lending Overnight Fund, 0.1057%(c) (d)
	(Cost $189,254,214)	189,254,214

	Total Investments - 135.9%
	(Cost $590,036,099)	706,789,654
	Liabilities in excess of Other Assets - (35.9%)	(186,567,567)
	Net Assets - 100.0%	$520,222,087

ADR - American Depositary Receipt

AG - Stock Corporation

ASA - Stock Company

(a)	Security, or portion thereof, was on loan at February 28, 2014.

(b)	Non-income producing security.

(c)
At February 28, 2014, the total market value of the Fund’s securities on loan was $183,411,295 and the total market value of the collateral held by the Fund was $193,955,367, consisting of cash collateral of $189,254,214 and U.S. Government and Agency securities valued at $4,701,153.

(d)	Interest rate shown reflects yield as of February 28, 2014.

% of Long-Term
Country Breakdown	Investments
United States	32.7%
Cayman Islands	28.8%
Norway	11.3%
Canada	7.0%
Bermuda	6.8%
Switzerland	5.9%
Germany	4.8%
British Virgin Islands	2.7%

% of Long-Term
Currency Denomination	Investments
United States Dollar	58.7%
Hong Kong Dollar	17.4%
Norwegian Krone	11.3%
Swiss Franc	5.9%
Euro	4.8%
Canadian Dollar	1.9%
Subject to change daily.

See notes to financial statements.
22 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	February 28, 2014

CGW Guggenheim S&P Global Water Index ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.9%
	Common Stocks - 99.8%
	Austria - 2.4%
122,231	Andritz AG	$7,687,192

	Bermuda - 1.7%
7,640,000	Beijing Enterprises Water Group Ltd.(a)	5,473,280

	Brazil - 2.1%
727,446	Cia de Saneamento Basico do Estado de Sao Paulo, ADR	6,743,425

	China - 4.0%
4,669,000	China Everbright International Ltd.	6,834,106
5,298,000	Guangdong Investment Ltd.	5,543,034
9,140,000	Interchina Holdings Co.(b)	577,061
		12,954,201

	Finland - 0.8%
163,641	Kemira OYJ	2,535,864

	France - 8.3%
616,489	Suez Environnement Co.	12,329,201
759,637	Veolia Environnement SA	14,384,163
		26,713,364

	Israel - 1.8%
681,536	Israel Chemicals Ltd.	5,764,551

	Italy - 1.5%
1,141,555	Hera SpA	2,918,397
129,748	Interpump Group SpA	1,815,311
		4,733,708

	Japan - 3.2%
984,000	Ebara Corp.	6,632,949
176,600	Kurita Water Industries Ltd.	3,716,620
		10,349,569

	Netherlands - 3.2%
154,755	Aalberts Industries NV	5,235,560
131,454	Arcadis NV	4,974,683
		10,210,243

	Singapore - 0.3%
961,000	United Envirotech Ltd.	940,744

	South Korea - 2.2%
113,164	Coway Co. Ltd.	7,240,376

	Spain - 0.7%
104,709	Fomento de Construcciones y Contratas SA(b)	2,387,658

	Sweden - 4.3%
510,608	Alfa Laval AB	13,869,911

	Switzerland - 15.7%
62,105	Geberit AG	19,503,001
317,451	Pentair Ltd.	25,653,215
38,435	Sulzer AG	5,432,740
		50,588,956

	United Kingdom - 17.7%
629,976	Halma PLC	6,440,047
782,834	Pennon Group PLC	9,747,511
139,913	Rotork PLC	6,288,572
509,354	Severn Trent PLC	15,791,620
1,459,431	United Utilities Group PLC	19,064,917
		57,332,667

	United States - 29.9%
82,531	Aegion Corp.(b)	1,910,593
81,275	American States Water Co.	2,440,688
374,496	American Water Works Co., Inc.	16,792,401
373,821	Aqua America, Inc.	9,416,551
22,893	Badger Meter, Inc.	1,257,284
86,213	Calgon Carbon Corp.(b)	1,735,468
100,803	California Water Service Group	2,369,878
53,322	Compass Minerals International, Inc.	4,551,033
23,439	Connecticut Water Service, Inc.	769,737
207,145	Danaher Corp.	15,844,521
62,198	Franklin Electric Co., Inc.	2,711,211
30,185	Gorman-Rupp Co.	950,827
132,139	IDEX Corp.	9,919,675
61,713	Itron, Inc.(b)	2,159,955
42,346	Layne Christensen Co.(b)	752,065
20,299	Lindsay Corp.(a)	1,722,573
254,620	Mueller Water Products, Inc., Class A	2,457,083
25,219	Nuverra Environmental Solutions, Inc.(a) (b)	428,723
138,205	Tetra Tech, Inc.(b)	3,991,360
45,617	Watts Water Technologies, Inc., Class A	2,810,919
297,274	Xylem, Inc.	11,697,732
		96,690,277

	Total Common Stocks - 99.8%
	(Cost $235,258,990)	322,215,986

	Exchange Traded Fund - 0.1%
7,640	PowerShares Water Resources Portfolio(a)
	(Cost $197,907)	204,828

	Total Long-Term Investments - 99.9%
	(Cost $235,456,897)	322,420,814

	Investments of Collateral for Securities Loaned - 2.0%
6,620,825	BNY Mellon Securities Lending Overnight Fund, 0.1057%(c) (d)
	(Cost $6,620,825)	6,620,825

	Total Investments - 101.9%
	(Cost $242,077,722)	329,041,639
	Liabilities in excess of Other Assets - (1.9%)	(6,181,395)
	Net Assets - 100.0%	$322,860,244

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 23

PORTFOLIO OF INVESTMENTS (Unaudited) continued	February 28, 2014

CGW Guggenheim S&P Global Water Index ETF continued

AB - Stock Company

ADR - American Depositary Receipt

AG - Stock Corporation

NV - Publicly Traded Company

OYJ - Public Traded Company

PLC - Public Limited Company

SA - Corporation

SpA - Limited Share Company

(a)	Security, or portion thereof, was on loan at February 28, 2014.

(b)	Non-income producing security.

(c)	At February 28, 2014, the total market value of the Fund’s securities on loan was $6,092,991 and the total market value of the collateral held by the Fund was $6,620,825.

(d)	Interest rate shown reflects yield as of February 28, 2014.

% of Long-Term
Country Breakdown	Investments
United States	30.0%
United Kingdom	17.8%
Switzerland	15.7%
France	8.3%
Sweden	4.3%
China	4.0%
Japan	3.2%
Netherlands	3.2%
Austria	2.4%
South Korea	2.2%
Brazil	2.1%
Israel	1.8%
Bermuda	1.7%
Italy	1.5%
Finland	0.8%
Spain	0.7%
Singapore	0.3%

% of Long-Term
Currency Denomination	Investments
United States Dollar	41.9%
Pound Sterling	17.8%
Euro	16.8%
Swiss Franc	7.7%
Hong Kong Dollar	5.7%
All other currencies	10.1%
Subject to change daily.

See notes to financial statements.
24 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	February 28, 2014

	Guggenheim China All-Cap ETF (YAO )	Guggenheim China Technology ETF (CQQQ	)	Guggenheim Solar ETF (TAN )	Guggenheim S&P Global Water Index ETF (CGW	)
Assets
Investments in securities, at value
(including securities on loan)	$59,451,379	$101,363,378		$706,789,654	$329,041,639
Foreign currency, at value	2,224	—		—	—
Cash	45,929	371,446		489,413	24,340
Receivables:
Dividends	7,151	65,950		—	540,948
Fund shares sold	—	—		24,512	58,757
Investments sold	—	—		1,868,502	—
Securities lending income	4,826	33,113		582,870	7,795
Tax reclaims	—	—		70,616	79,914
Other assets	—	—		397	1,709
Total assets	59,511,509	101,833,887		709,825,964	329,755,102
Liabilities
Custodian bank	—	—		—	19
Payables:
Administration fee payable	—	—		5,977	5,802
Collateral for securities on loan	2,607,528	13,953,237		189,254,214	6,620,825
Investments purchased	—	—		—	53,023
Accrued advisory fees	29,288	44,067		155,536	116,293
Accrued expenses	—	—		188,150	98,896
Total liabilities	2,636,816	13,997,304		189,603,877	6,894,858
Net Assets	$56,874,693	$87,836,583		$520,222,087	$322,860,244
Composition of Net Assets
Paid-in capital	$65,183,093	$83,277,826		$659,468,964	$326,204,921
Accumulated undistributed net investment income (loss)	(156,867)	25,863		(431,672)	290,391
Accumulated net realized gain (loss) on investments and currency transactions	(7,369,199)	(12,600,689)		(255,572,200)	(90,603,653)
Net unrealized appreciation (depreciation) on investments and currency translation	(782,334)	17,133,583		116,756,995	86,968,585
Net Assets	$56,874,693	$87,836,583		$520,222,087	$322,860,244
Shares outstanding ($0.01 par value with unlimited amount authorized)	2,200,000	2,350,000		11,128,000	11,160,000
Net Asset Value Per Share	$25.85	$37.38		$46.75	$28.93
Investments in securities, at cost	$60,233,713	$84,229,791		$590,036,099	$242,077,722
Foreign currency, at cost	$2,224	$—		$—	$—
Securities on loan, at value	$2,436,208	$13,146,306		$183,411,295	$6,092,991

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 25

STATEMENT OF OPERATIONS For the six months ended February 28, 2014 (Unaudited)	February 28, 2014

	Guggenheim China All-Cap ETF (YAO )	Guggenheim China Technology ETF (CQQQ )	Guggenheim Solar ETF (TAN )	Guggenheim S&P Global Water Index ETF (CGW )
Investment Income
Dividend income	$285,064	$465,818	$—	$1,888,352
Foreign taxes withheld	(17,759)	—	—	(27,390)
Net dividend income	267,305	465,818	—	1,860,962
Net securities lending income	24,797	122,982	3,284,467	36,624
Total investment income	292,102	588,800	3,284,467	1,897,586
Expenses
Advisory fee <Note 3>	177,599	201,704	821,075	722,107
Administration fee	—	—	40,215	36,323
Custodian fee	—	—	53,547	43,880
Licensing	—	—	233,926	72,211
Listing fee and expenses	—	—	2,500	2,500
Printing expenses	—	—	12,837	18,847
Professional fees	—	—	17,025	17,296
Registration & filings	—	—	6,717	564
Trustees’ fees and expenses	—	—	3,910	3,843
Miscellaneous	—	—	9,539	11,263
Total expenses	177,599	201,704	1,201,291	928,834
Advisory fees waived	—	—	(51,785)	—
Net expenses	177,599	201,704	1,149,506	928,834
Net Investment Income	114,503	387,096	2,134,961	968,752
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(515,571)	(2,471,831)	(13,462,232)	(3,440,985)
In-kind transactions	536,706	—	67,717,304	6,451,536
Foreign currency transactions	(15)	436	(128,942)	(6,241)
Net realized gain (loss)	21,120	(2,471,395)	54,126,130	3,004,310
Net change in unrealized appreciation (depreciation) on
Investments	2,961,477	13,718,309	90,271,589	54,533,487
Foreign currency translation	3	(4)	3,957	14,028
Net change in unrealized appreciation	2,961,480	13,718,305	90,275,546	54,547,515
Net realized and unrealized gain	2,982,600	11,246,910	144,401,676	57,551,825
Net Increase in Net Assets Resulting from Operations	$3,097,103	$11,634,006	$146,536,637	$58,520,577

See notes to financial statements.
26 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

This Page Intentionally Left Blank.

STATEMENTS OF CHANGES IN NET ASSETS	February 28, 2014

	Guggenheim China All-Cap ETF (YAO)		Guggenheim China Technology ETF (CQQQ)
	For the Six Months Ended February 28, 2014 (Unaudited)	For the Year Ended August 31, 2013	For the Six Months Ended February 28, 2014 (Unaudited)	For the Year Ended August 31, 2013
Increase in Net Assets Resulting from Operations
Net investment income	$114,503	$1,031,981	$387,096	$224,248
Net realized gain (loss)	21,120	(1,715,829)	(2,471,395)	(2,820,510)
Net change in unrealized appreciation	2,961,480	8,052,006	13,718,305	10,314,668
Net increase in net assets resulting from operations	3,097,103	7,368,158	11,634,006	7,718,406
Distributions to Shareholders
From net investment income	(972,000)	(1,234,200)	(538,200)	(340,800)
Capital Share Transactions
Proceeds from sale of shares	13,240,855	7,791,009	54,577,244	1,191,909
Cost of shares redeemed	(5,295,492)	(16,943,060)	—	(3,435,272)
Net increase (decrease) from capital share transactions	7,945,363	(9,152,051)	54,577,244	(2,243,363)
Total increase (decrease) in net assets	10,070,466	(3,018,093)	65,673,050	5,134,243

Net Assets
Beginning of period	46,804,227	49,822,320	22,163,533	17,029,290
End of period	$56,874,693	$46,804,227	$87,836,583	$22,163,533
Accumulated undistributed net investment income (loss) at end of period	$(156,867)	$700,630	$25,863	$176,967
Changes in Shares Outstanding
Shares sold	500,000	300,000	1,600,000	50,000
Shares redeemed	(200,000)	(700,000)	—	(150,000)
Shares outstanding, beginning of period	1,900,000	2,300,000	750,000	850,000
Shares outstanding, end of period	2,200,000	1,900,000	2,350,000	750,000

See notes to financial statements.
28 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

February 28, 2014

Guggenheim Solar ETF (TAN)		Guggenheim S&P Global Water Index ETF (CGW)
For the Six Months Ended February 28, 2014 (Unaudited)	For the Year Ended August 31, 2013	For the Six Months Ended February 28, 2014 (Unaudited)	For the Year Ended August 31, 2013
$2,134,961	$2,136,812	$968,752	$4,806,368
54,126,130	(72,082,305)	3,004,310	221,323
90,275,546	114,704,097	54,547,515	25,757,960
146,536,637	44,758,604	58,520,577	30,785,651

(3,755,928)	(4,112,512)	(4,754,400)	(4,203,320)

355,146,300	104,354,504	32,652,399	37,729,948
(147,854,683)	(17,843,212)	(16,927,042)	(10,490,796)
207,291,617	86,511,292	15,725,357	27,239,152
350,072,326	127,157,384	69,491,534	53,821,483

170,149,761	42,992,377	253,368,710	199,547,227
$520,222,087	$170,149,761	$322,860,244	$253,368,710
$(431,672)	$1,189,295	$290,391	$4,076,039

8,960,000	4,560,000	1,200,000	1,600,000
(4,080,000)	(880,000)	(640,000)	(480,000)
6,248,000	2,568,000	10,600,000	9,480,000
11,128,000	6,248,000	11,160,000	10,600,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 29

FINANCIAL HIGHLIGHTS	February 28, 2014

YAO Guggenheim China All-Cap ETF

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended February 28, 2014 (unaudited)		For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Period October 19, 2009 through August 31, 2010	*
Net asset value, beginning of period	$24.63		$21.66	$25.04	$24.56	$24.82
Income from investment operations
Net investment income (a)	0.06		0.46	0.52	0.41	0.22
Net realized and unrealized gain (loss)	1.65		3.07	(3.32)	0.35	(0.48)
Total from investment operations	1.71		3.53	(2.80)	0.76	(0.26)
Distributions to shareholders
From and in excess of net investment income	(0.49)		(0.56)	(0.58)	(0.28)	—
Net asset value, end of period	$25.85		$24.63	$21.66	$25.04	$24.56
Market value, end of period	$25.57		$24.49	$21.76	$25.07	$24.55
Total return (b)
Net asset value	6.85%		16.25%	-11.17%	3.01%	-1.05%
Ratios and supplemental data
Net assets, end of period (thousands)	$56,875		$46,804	$49,822	$72,607	$61,402
Ratio of net expenses to average net assets	0.70	%(c)	0.70%	0.70%	0.70%	0.70	%(c)
Ratio of net investment income to average net assets	0.45	%(c)	1.92%	2.25%	1.50%	1.02	%(c)
Portfolio turnover rate (d)	10%		16%	12%	16%	11%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
30 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	February 28, 2014

CQQQ Guggenheim China Technology ETF

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended February 28, 2014 (unaudited)		For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Period December 8, 2009 through August 31, 2010	*
Net asset value, beginning of period	$29.55		$20.03	$25.44	$24.36	$25.06
Income from investment operations
Net investment income (a)	0.23		0.28	0.54	0.31	0.08
Net realized and unrealized gain (loss)	7.88		9.67	(5.38)	0.90	(0.78)
Total from investment operations	8.11		9.95	(4.84)	1.21	(0.70)
Distributions to shareholders
From and in excess of net investment income	(0.28)		(0.43)	(0.57)	(0.13)	—
Net asset value, end of period	$37.38		$29.55	$20.03	$25.44	$24.36
Market value, end of period	$37.29		$29.59	$19.96	$25.57	$24.40
Total return (b)
Net asset value	27.50%		50.39%	-19.10%	4.94%	-2.79%
Ratios and supplemental data
Net assets, end of period (thousands)	$87,837		$22,164	$17,029	$31,805	$19,491
Ratio of net expenses to average net assets	0.70	%(c)	0.70%	0.70%	0.70%	0.70	%(c)
Ratio of net investment income to average net assets	1.34	%(c)	1.16%	2.38%	1.09%	0.43	%(c)
Portfolio turnover rate (d)	32%		26%	43%	28%	11%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 31

FINANCIAL HIGHLIGHTS continued	February 28, 2014

TAN Guggenheim Solar ETF

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended February 28, 2014(a) (unaudited)		For the Year Ended August 31, 2013(a)	For the Year Ended August 31, 2012(a)	For the Year Ended August 31, 2011(a)	For the Year Ended August 31, 2010(a)	For the Year Ended August 31, 2009(a)
Net asset value, beginning of period	$27.23		$16.74	$54.90	$73.30	$86.00	$262.10
Income from investment operations
Net investment income (loss)(b)	0.24		0.56	1.84	1.80	(0.10)	(0.50)
Net realized and unrealized gain (loss)	19.73		11.35	(37.89)	(19.90)	(12.60)	(175.50)
Total from investment operations	19.97		11.91	(36.05)	(18.10)	(12.70)	(176.00)
Distributions to shareholders
From and in excess of net investment income	(0.45)		(1.42)	(2.11)	(0.30)	—	(0.10)
Return of capital	—		—	—	—	—	(0.00	)(c)
Total distributions	(0.45)		(1.42)	(2.11)	(0.30)	—	(0.10)
Net asset value, end of period	$46.75		$27.23	$16.74	$54.90	$73.30	$86.00
Market value, end of period	$46.70		$27.16	$16.71	$54.60	$72.90	$85.20
Total return* (d)
Net asset value	73.89%		77.60%	-66.93%	-24.81%	-14.77%	-67.14%
Ratios and supplemental data
Net assets, end of period (thousands)	$520,222		$170,150	$42,992	$116,473	$147,688	$166,565
Ratio of net expenses to average net assets*	0.70	%(e)	0.70%	0.70%	0.70%	0.66%	0.70%
Ratio of net investment income (loss) to average net assets*	1.30	%(e)	2.71%	7.07%	2.40%	-0.09%	-0.54%
Portfolio turnover rate (f)	22%		68%	49%	38%	17%	86%

* If certain expenses had not been waived or reimbursed by the Investment Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.73	%(e)	0.86%	1.01%	0.88%	0.88%	0.95%
Ratio of net investment income (loss) to average net assets	1.27	%(e)	2.55%	6.76%	2.22%	-0.31%	-0.79%

(a)	Reflects 1 for 10 reverse stock split that occurred on February 15, 2012.

(b)	Based on average shares outstanding during the period.

(c)	Less than $0.01.

(d)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
32 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	February 28, 2014

CGW Guggenheim S&P Global Water Index ETF

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended February 28, 2014(a) (unaudited)		For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009
Net asset value, beginning of period	$23.90		$21.05	$20.06	$17.11	$16.88	$23.22
Income from investment operations
Net investment income (a)	0.09		0.49	0.44	0.38	0.36	0.35
Net realized and unrealized gain (loss)	5.36		2.81	0.96	2.99	0.07	(5.45)
Total from investment operations	5.45		3.30	1.40	3.37	0.43	(5.10)
Distributions to shareholders
From and in excess of net investment income	(0.42)		(0.45)	(0.41)	(0.42)	(0.20)	(1.24)
Net asset value, end of period	$28.93		$23.90	$21.05	$20.06	$17.11	$16.88
Market value, end of period	$28.94		$23.88	$20.98	$19.99	$16.99	$16.93
Total return * (b)
Net asset value	22.89%		15.85%	7.23%	19.60%	2.46%	-20.93%
Ratios and supplemental data
Net assets, end of period (thousands)	$322,860		$253,369	$199,547	$214,190	$192,289	$178,938
Ratio of net expenses to average net assets*	0.64	%(c)	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets*	0.67	%(c)	2.13%	2.22%	1.85%	2.02%	2.29%
Portfolio turnover rate (d)	3%		21%	31%	8%	17%	56%

* If certain expenses had not been waived or reimbursed by the Investment Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.64	%(c)	0.71%	0.76%	0.78%	0.77%	0.88%
Ratio of net investment income to average net assets	0.67	%(c)	2.12%	2.16%	1.77%	1.95%	2.11%

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 33

NOTES TO FINANCIAL STATEMENTS (Unaudited)	February 28, 2014

Note 1 – Organization:
Claymore Exchange-Traded Fund Trust 2 (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end, management investment company that was organized as a Delaware statutory trust on June 8, 2006.

The following four portfolios have a semiannual reporting period ended on February 28, 2014:

Guggenheim China All-Cap ETF
Guggenheim China Technology ETF
Guggenheim Solar ETF
Guggenheim S&P Global Water Index ETF

Each portfolio represents a separate series of the Trust (each a “Fund” or collectively the “Funds”). Each Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Funds’ market prices may differ to some degree from the net asset value (“NAV”) of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to correspond generally to the performance, before fees and expenses, of the following market indices:

Fund	Index
Guggenheim China All-Cap ETF	AlphaShares China All-Cap Index
Guggenheim China Technology ETF	AlphaShares China Technology Index
Guggenheim Solar ETF	MAC Global Solar Energy Index
Guggenheim S&P Global Water Index ETF	S&P Global Water Index

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) Valuation of Investments
Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and ask prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean of the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value. Money market funds are valued at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees of the Trust (“Board of Trustees”). A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Funds and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Board of Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

34 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2014

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs as described above. The fair value estimates for the Level 3 securities are determined in accordance with the Trust’s valuation procedures.

The valuation process involved for Level 3 measurements for the Funds is completed on a daily basis and is designed to subject the Level 3 valuations to an appropriate level of oversight and review. For Level 3 securities, the Funds utilize a pricing committee (the “Pricing Committee”), which is comprised of employees of Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Investment Adviser”) or its affiliates responsible for implementing the valuation procedures established by the Funds.

Investment professionals prepare preliminary valuations based on their evaluation of financial data, company specific developments, market valuations of comparable companies, market information and other factors. These preliminary valuations are reviewed by the Pricing Committee with subsequent deliberations until an appropriate price is determined for the Level 3 security.

The valuation techniques and significant inputs used in determining the value of holdings categorized as Level 3 in the fair value hierarchy are as follows:

•	Last available publicly-traded price. For halted securities, the Pricing Committee considers the last trade price.

•
The last trade price has been adjusted after considering relevant news on the security, cash distributions paid by the security, length of time the security has not traded, indication of interest broker bids, lack of an active market in which the security can be traded, and general market movement.

Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

The following represent the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of February 28, 2014:

Guggenheim China All-Cap ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stock:
Basic Materials	$1,451	$—	$—	$1,451
Communications	13,453	—	—	13,453
Consumer, Cyclical	4,485	—	—	4,485
Consumer,
Non-cyclical	5,263	—	—	5,263
Diversified	298	—	—	298
Energy	8,082	—	—	8,082
Financial	17,314	—	—	17,314
Industrial	3,585	—	—	3,585
Technology	1,129	—	—	1,129
Utilities	1,783	—	—	1,783
Investments of Collateral for Securities Loaned	2,608	—	—	2,608
Total	$59,451	$—	$—	$59,451

The transfers in and out of the valuation levels for the Guggenheim China All-Cap ETF as of the report date when compared to the valuation levels at the end of the previous fiscal year are detailed below.

	$(000s	)
Transfer from Level 2 to Level 1	$63

The transfer from Level 2 to Level 1 is the result of BBMG Corp. resuming trading on the principal exchange on which it trades.

The following table presents the activity of the Guggenheim China All-Cap ETF’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the six months ended February 28, 2014.

Common Stock
Level 3 Holdings	Value in $000s
Beginning Balance at 8/31/13	$–	*
Net Realized Gain/Loss		(119)
Change in Unrealized Gain/Loss	119
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at 2/28/14	$—

* Market value is less than the minimum amount disclosed.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2014

Guggenheim China Technology ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stock:
Basic Materials	$1,536	$—	$—	$1,536
Communications	51,534	—	26	51,560
Consumer, Cyclical	933	—	—	933
Consumer, Non-cyclical	790	—	—	790
Energy	5,463	—	—	5,463
Industrial	7,209	—	38	7,247
Technology	19,881	—	—	19,881
Investments of Collateral
for Securities Loaned	13,953	—	—	13,953
Total	$101,299	$—	$64	$101,363

There were no transfers between levels for the period ended February 28, 2014.

The following table presents the activity of the Guggenheim China Technology ETF’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the six months ended February 28, 2014.

Common Stock
Level 3 Holdings	Value in $000s
Beginning Balance at 8/31/13	$112
Net Realized Gain/Loss	—
Change in Unrealized Gain/Loss	(48)
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at 2/28/14	$64

The change in net unrealized appreciation (depreciation) related to Level 3 investments held at February 28, 2014 is ($47,847).

The following table summarizes valuation techniques and inputs used in determining the fair value of Guggenheim China Technology ETF holdings categorized as Level 3 at February 28, 2014:

Investments, at Value	Value as of February 28, 2014	Valuation Technique	Unobservable Inputs
Common Stock
Communications	$26,059	Last Trade
		With Adjustment	68% Discount
Industrial	$38,280	Last Trade
		With Adjustment	58% Discount

A significant change in unobservable inputs would have the following impact to Level 3 valuations:

	Impact to Value	Impact to Value
Unobservable Input	if Input Increases	if Input Decreases
Discount Rate	Decrease	Increase

Guggenheim Solar ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stock:
Basic Materials	$16,702	$—	$—	$16,702
Energy	167,157	—	—	167,157
Industrial	160,805	—	—	160,805
Technology	172,872	—	—	172,872
Investments of Collateral
for Securities Loaned	189,254	—	—	189,254
Total	$706,790	$—	$—	$706,790

There were no transfers between levels for the six months ended February 28, 2014.

The following table presents the activity of the Guggenheim Solar ETF’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the six months ended February 28, 2014.

Common Stock
Level 3 Holdings	Value in $000s
Beginning Balance at 8/31/13	$402
Net Realized Gain/Loss	(2,613)
Change in Unrealized Gain/Loss	2,211
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at 2/28/14	$—

All securities held by Guggenheim S&P Global Water Index ETF were valued using quoted prices in active markets (Level 1). There were no transfers between levels for Guggenheim S&P Global Water Index ETF for the six months ended February 28, 2014.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and asked price of respective exchange rates on the date of the transaction.

36 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2014

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt, if any, are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in the net change in unrealized appreciation (depreciation) on foreign currency translation in the Funds’ Statement of Operations.

(d) Distributions
The Funds intend to pay substantially all of their net investment income to shareholders through annual distributions. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Securities Lending
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. The cash collateral received is invested with the securities lending agent in an overnight securities lending fund. The overnight securities lending fund is comprised of short-term investments valued at amortized cost, which approximates market value. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investments of cash collateral or receive a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations.

Note 3 – Investment Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of each Fund, and GFIA, the Investment Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser an advisory fee. The advisory fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim Solar ETF	0.50%
Guggenheim S&P Global Water Index ETF	0.50%

Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser a unitary management fee for the services and facilities it provides. The unitary management fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim China All-Cap ETF	0.70%
Guggenheim China Technology ETF	0.70%

Out of the unitary management fee, the Investment Adviser pays substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Rydex Fund Services, LLC (“RFS”), an affiliated entity, provides fund administration services to the Funds. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the six months ended February 28, 2014, the following Funds recognized Fund Administration expenses as follows:

Fund Administration
Expense
Guggenheim Solar ETF	$40,215
Guggenheim S&P Global Water Index ETF	36,323

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2014

Due to their unitary management fee structure, Guggenheim China All-Cap ETF and Guggenheim China Technology ETF do not pay a separate Fund Administration fee.

The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian, accounting agent, transfer agent and security lending agent. As custodian, BNY is responsible for the custody of the Funds’ assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds. As securities lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers.

The Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of Guggenheim Solar ETF and Guggenheim S&P Global Water Index ETF (excluding interest expense, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business), from exceeding 0.65% of average net assets per year, at least until December 31, 2016.

For the six months ended February 28, 2014, the Investment Adviser waived Advisory Fees as follows:

Advisory Fees Waived
Guggenheim Solar ETF	$51,785

Amounts owed to each Fund from the Investment Adviser are shown in the Statement of Assets and Liabilities. This receivable is settled on a quarterly basis.

Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Investment Adviser. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of the Investment Adviser.

Licensing Fee Agreements:
The Investment Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim China All-Cap ETF	AlphaShares, LLC
Guggenheim China Technology ETF	AlphaShares, LLC
Guggenheim Solar ETF	MAC Indexing LLC
Guggenheim S&P Global Water Index ETF	Standard & Poor’s Financial Services LLC,
a division of McGraw-Hill Financial.

The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary management fee.

Note 4 – Federal Income Taxes:
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, each Fund intends not to be subject to U.S. federal excise tax.

At February 28, 2014, the cost of investments, accumulated unrealized appreciation/depreciation on investments, excluding foreign currency, for federal income tax purposes were as follows:

	Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized (Depreciation )	Net Tax Unrealized Appreciation (Depreciation	)	Net Tax Unrealized Appreciation (Depreciation) on Foreign Currency
Guggenheim China All-Cap ETF	$60,332,388	$8,709,929	$(9,590,938)	$(881,009)		$—
Guggenheim China Technology ETF	84,314,491	18,584,270	(1,535,383)	17,048,887		(4)
Guggenheim Solar ETF	620,309,237	121,293,987	(34,813,570)	86,480,417		3,440
Guggenheim S&P Global Water Index ETF	245,145,523	92,860,745	(8,964,629)	83,896,116		4,668

38 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2014

Tax components of the following balances as of August 31, 2013 (the most recent fiscal year end for federal income tax purposes), were as follows:

		Undistributed
	Undistributed	Long-Term Gains/
	Ordinary Income/	(Accumulated
	(Accumulated	Capital &
	Ordinary Loss)	Other Loss)
Guggenheim China All-Cap ETF	$700,630	$(7,291,644)
Guggenheim China Technology ETF	176,967	(10,044,594)
Guggenheim Solar ETF	1,189,295	(279,425,192)
Guggenheim S&P Global Water Index ETF	4,284,544	(90,748,667)

Distributions to Shareholders:
The tax character of distributions paid during the year ended August 31, 2013 (the most recent fiscal year end for federal income tax purposes), was as follows:

Distributions paid from Ordinary Income
Guggenheim China All-Cap ETF	$1,234,200
Guggenheim China Technology ETF	340,800
Guggenheim Solar ETF	4,112,512
Guggenheim S&P Global Water Index ETF	4,203,320

At August 31, 2013 (the most recent fiscal year end for federal income tax purposes), the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Per the Regulated Investment Company Modernization Act of 2010 capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010 are used; therefore, under certain circumstances, capital loss carryforwards available as of the report date, may expire unused.

	Capital Loss	Capital Loss	Capital Loss	Unlimited	Unlimited
	Expiring in	Expiring in	Expiring in	Short-Term	Long-Term
	2017	2018	2019	Capital Loss	Capital Loss	Total
Guggenheim China All-Cap ETF	$—	$29,627	$853,049	$1,045,011	$5,363,957	$7,291,644
Guggenheim China Technology ETF	—	—	188,097	3,787,716	6,068,781	10,044,594
Guggenheim Solar ETF	6,030,482	118,836,026	21,764,929	18,147,172	114,646,583	279,425,192
Guggenheim S&P Global Water Index ETF	31,879,617	38,476,281	16,548,141	—	3,844,628	90,748,667

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended August 31, 2013 (the most recent fiscal year end for federal income tax purposes), the following capital loss carryforward amounts were expired or used:

Fund	Amount
Guggenheim China All-Cap ETF	$—
Guggenheim China Technology ETF	—
Guggenheim Solar ETF	—
Guggenheim S&P Global Water Index ETF	629,633

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:
For the six months ended February 28, 2014, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim China All-Cap ETF	$4,909,071	$5,801,481
Guggenheim China Technology ETF	18,423,051	18,494,744
Guggenheim Solar ETF	74,941,988	77,299,296
Guggenheim S&P Global Water Index ETF	10,192,443	13,691,865

For the six months ended February 28, 2014, in-kind transactions were as follows:

	Purchases	Sales
Guggenheim China All-Cap ETF	$13,242,819	$5,295,855
Guggenheim China Technology ETF	54,159,256	—
Guggenheim Solar ETF	351,381,761	145,913,540
Guggenheim S&P Global Water Index ETF	31,870,636	16,519,610

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 39

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2014

Note 6 – Capital:
Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 to 100,000 shares. Transactions are permitted on an in-kind basis, with a separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transaction fees ranging from $500 to $3,000 are charged to those persons creating or redeeming creation units. An additional charge on the transaction may be imposed with respect to transactions effected outside of the clearing process or to the extent that cash is used in lieu of securities to purchase creation units or redeem for cash.

Note 7 – Distribution and Service Plan:
The Board of Trustees has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board of Trustees.

Note 8 – Indemnifications:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Subsequent Event:
The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Funds’ financial statements.

40 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	February 28, 2014

Federal Income Tax Information
In January 2015, shareholders will be advised on IRS Form 1099 DIV or substitute 1099DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2014.

Trustees(a)
The Trustees of the Trust and their principal business occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Funds in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee during the Past Five Years
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2006	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer, PepsiCo., Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo., Inc. (1987-1990).	86	None.
Donald A. Chubb, Jr. Year of Birth: 1946 Trustee	Since 2014	Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	82	None.
Jerry B. Farley Year of Birth: 1946 Trustee	Since 2014	President, Washburn University (1997-present).	82	Westar Energy, Inc. (2004- present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III Year of Birth: 1946 Trustee	Since 2010	Founder and President of Roman Friedrich & Company, a U.S. and Canadian-based business, which provides investment banking to the mining industry (1998-present). Formerly, Senior Managing Director of MLV & Co., LLC, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-2011).	82
Director of Mercator Minerals Ltd. (September 2013-present), First Americas Gold Corp. (2012-present) and Zincore Metals, Inc. (2009-present). Previously, Director of Blue Sky Uranium Corp. (formerly, Windstorm Resources, Inc.) (2011-2012); Axiom Gold and Silver Corp. (2011-2012); Stratagold Corp. (2003-2009); and GFM Resources Ltd. (2005-2010).

Robert B. Karn III Year of Birth: 1942 Trustee	Since 2010	Consultant (1998-present). Formerly, Arthur Anderson (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	82	Director of Peabody Energy Company (2003-present) and GP Natural Resource Partners LLC (2002-present).
Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2006	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	88	None.
Maynard F. Oliverius Year of Birth: 1943 Trustee	Since 2014	President and CEO, Stormont-Vail HealthCare (1996-2012).	82	None.
Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2006	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	85	Previously, Trustee, Bennett Group of Funds (2011-September 2013).

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 41

SUPPLEMENTAL INFORMATION (Unaudited) continued	February 28, 2014

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Funds in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee sduring the Past Five Years
Interested Trustee:
Donald C. Cacciapaglia† Year of Birth: 1951 Trustee, President and Chief Executive Officer	Since 2012	President and Chief Executive Officer, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Formerly, Chairman and Chief Executive Officer of Channel Capital Group Inc. (2002-2010).	214	Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	Address for all Trustees: 227 West Monroe Street, Chicago, IL 60606.

**	This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.

***
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, Inc. and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Investment Adviser and Distributor.

(a)
As of April 3, 2014. At a special meeting of the shareholders held in April 2014, shareholders of the Trust elected the following individuals to serve as Trustees: Donald A. Chubb, Jerry B. Farley and Maynard F. Oliverius.

Principal Executive Officers
The principal executive officers of the Trust, who are not trustees, and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
Amy J. Lee Year of Birth: 1961 Chief Legal Officer	Since 2013
Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present). Formerly, Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

John L. Sullivan Year of Birth: 1955 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Senior Managing Director – Fund Administration, Guggenheim Investments (2010-present). Chief Financial Officer, Chief Accounting Officer and Treasurer of certain funds in the Fund Complex (2010-present). Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010).

Joanna M. Catalucci Year of Birth: 1966 Chief Compliance Officer	Since 2012
Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present). Chief Compliance Officer of certain funds in the Fund Complex (2012-present). Formerly, Secretary of certain funds in the Fund Complex.

Mark E. Mathiasen Year of Birth: 1978 Secretary	Since 2011	Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Partners, LLC, and affiliates (2007-present).
William H. Belden, III Year of Birth: 1965 Vice President	Since 2006	Managing Director of Guggenheim Funds Investment Advisors, LLC (2005-present). Formerly, Vice President of Product Management at Northern Trust Global Investments (1999-2005).
Kevin Farragher Year of Birth: 1958 Vice President	Since 2012
Vice President of Guggenheim Funds Services, LLC (2000-present); Senior Product Manager of ETFs for Guggenheim Investments. Formerly, Investment Company Institute (1993-2000); Chase Manhattan Bank (1992-1993) and Van Eck Securities (1988-1992).

Bryan Stone Year of Birth: 1979 Vice President	Since 2014
Vice President of certain funds in the Fund Complex (April 2014-present); Director, Guggenheim Investments (2013- present). Formerly, Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

*	Address for all Officers: 227 West Monroe Street, Chicago, IL 60606.

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

42 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

TRUST INFORMATION	February 28, 2014

Board of Trustees	Officers	Investment Adviser	Accounting Agent,
Randall C. Barnes	Donald C. Cacciapaglia	Guggenheim Funds	Custodian and
	Chief Executive Officer	Investment Advisors, LLC	Transfer Agent
Donald C. Cacciapaglia*		Chicago, IL	The Bank of New York
	Amy J. Lee		Mellon Corp.
Donald A. Chubb	Chief Legal Officer	Distributor	New York, NY
Guggenheim Funds
Jerry B. Farley	John L. Sullivan	Distributors, LLC	Legal Counsel
	Chief Financial Officer,	Chicago , IL	Dechert LLP
Roman Friedrich III	Chief Accounting Officer		New York, NY
	and Treasurer	Administrator
Robert B. Karn III		Rydex Fund Services, LLC	Independent Registered
	Joanna M. Catalucci	Rockville, MD	Public Accounting Firm
Ronald A. Nyberg	Chief Compliance Officer		Ernst & Young LLP
Chicago, IL
Maynard F. Oliverius	Mark M. Mathiasen
Secretary
Ronald E. Toupin, Jr.,
Chairperson

* Trustee is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Investment Adviser and the Distributor.
William H. Belden III Vice President Kevin Farragher Vice President Bryan Stone Vice President

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding the non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?
•      If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds as (800)345-7999.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, visiting Guggenheim Fund’s website at guggenheiminvestments.com or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Fund’s website at guggenheiminvestments.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 43

ABOUT THE TRUST ADVISER

Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies. The Investment Adviser and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. The Investment Adviser is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $172 billion in assets under supervision as of December 31, 2013. Guggenheim Partners, LLC, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Portfolio Management
The portfolio managers who are currently responsible for the day-to-day management of Guggenheim China All-Cap ETF and Guggenheim S&P Global Water Index ETF’s portfolios are Michael P. Byrum, CFA, James R. King, CFA, and Cindy Gao. The portfolio managers who are currently responsible for the day-to-day management of Guggenheim China Technology ETF and Guggenheim Solar ETF’s portfolios are Michael P. Byrum, CFA and James R. King, CFA. Mr. Byrum is a Senior Vice President of Guggenheim Investments and joined Guggenheim Investments in 1993. Mr. Byrum holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. King is a Portfolio Manager of Guggenheim Investments and rejoined Guggenheim Investments in 2011 as the lead portfolio manager for exchange-traded products. Mr. King holds a bachelor’s degree in finance from the University of Maryland, and has earned the Chartered Financial Analyst designation. Ms. Gao is an ETF Analyst in ETF Portfolio Management of Guggenheim Investments and joined Guggenheim Investments in December of 2010. Ms. Gao received a M.S. in Accounting from the University of Illinois at Chicago.

Claymore Exchange-Traded Fund Trust 2 Overview
The Claymore Exchange-Traded Fund Trust 2 (the “Trust”) is an investment company complex consisting of 11 separate exchange-traded “index funds” as of February 28, 2014. The investment objective of each of the index funds is to correspond generally to the performance, before fees and expenses, of a specified market index.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the Fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://guggenheiminvestments.com or by calling (800)345-7999. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://guggenheiminvestments.com or by calling (800)345-7999. All Funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the Funds.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(04/14)

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

ETF-002-SAR-0214

Item 2.  Code of Ethics.

 Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Not applicable.

(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)  Not Applicable.

(b)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust 2

By:	/s/ Donald C. Cacciapaglia

Name:	Donald C. Cacciapaglia

Title:	Chief Executive Officer

Date:	May 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Cacciapaglia

Name:	Donald C. Cacciapaglia

Title:	Chief Executive Officer

Date:	May 8, 2014

By:	/s/ John L. Sullivan

Name:	John L. Sullivan

Title:	Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:	May 8, 2014